UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

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|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                                CHAD THERAPEUTICS
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                     [LOGO]
                                      CHAD
                                  THERAPEUTICS

September 3, 2003

To: Chad Street-Name Holders

The Annual Meeting of Chad Therapeutics is scheduled for September 9, only days away.

Because time is short, we are sending a copy of the Board's most recent proxy materials directly to you.

You may use any of the WHITE proxy forms you have received from your broker or bank with Chad's proxy materials to vote for the Board's nominees.

Please sign and return your WHITE proxy form so that it is received prior to the September 9 Annual Meeting.

We urge you not to send in any gold proxy card you may receive from the dissident.

If you have already sent a gold proxy card back, you may revoke your vote by signing and returning a later dated WHITE proxy form to support the Board's nominees. Since only your latest dated proxy counts, please make certain that your latest dated proxy is the Board's WHITE proxy form.

Thank you for your support and for your prompt attention to this matter.

On behalf of the Board of Directors,


/s/ Earl L. Yager                                    /s/ Thomas E. Jones

Earl L. Yager                                        Thomas E. Jones
President                                            Chief Executive Officer